UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Item 1. Report to Shareholders

Institutional Africa & Middle East Fund	April 30, 2018

T. ROWE PRICE INSTITUTIONAL AFRICA & MIDDLE EAST FUND

HIGHLIGHTS

■	Your fund outperformed its new benchmark, the MSCI Arabian Markets & Africa 10/40 Investable Market Index (IMI), and its old benchmark, the S&P Emerging/Frontier ME & Africa BMI ex IL, in the six-month period ended April 30, 2018. The new benchmark became effective on January 1, 2018.

■	The fund outperformed due to favorable stock selection, primarily in South Africa, where our holdings outperformed those in the benchmark. Our country allocations in aggregate had a slight negative impact on relative performance.

■	As of April 30, South Africa represented about 40% of assets. Elsewhere in sub-Saharan Africa, our main allocations are Nigeria and Kenya. In Egypt, we have close to 7% of assets. In the Middle East, we have sizable exposure to Saudi Arabia and the United Arab Emirates and a smaller allocation to Kuwait.

■	Our robust outlook for the region is driven by rising urbanization and infrastructure investment and attractive demographics, as well as a strong asset base in natural resources.

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CIO Market Commentary

Dear Investor

Global markets experienced an abrupt reversal in early 2018, as a prolonged stretch of slow and steady gains in many equity markets gave way to a spike in volatility. In February, the S&P 500 Index broke its longest streak of positive monthly total returns on record and briefly declined by over 10% from its recent highs, putting it in correction territory. Overseas markets broadly followed Wall Street lower, and global stocks remained volatile through April. Strong results from November through January helped most markets end with gains for the first half of your fund’s fiscal year, however.

Several factors appeared to have unsettled investors, but the impact of tighter monetary policy and fears about heightened trade tensions were primary among them. Data in early February showing faster wage gains in the U.S. fostered speculation that the Federal Reserve might accelerate its pace of interest rate hikes in order to fight inflation. While most other central banks continued to keep short-term rates steady at very low levels, longer-term rates in many countries crept up as economic growth solidified. Investors around the world began to consider how the normalization of monetary policy might potentially impact stock and bond prices.

Uncertainties deepened in early March after the Trump administration surprised many with the announcement of tariffs on imported steel and aluminum, only to later grant select trading partners temporary exemptions. The trade conflict between China and the U.S. intensified, however, with the U.S. announcing additional tariffs on Chinese goods and China responding with its own tariffs in a tit-for-tat escalation that proceeded through April.

World currencies fluctuated amid increased market volatility, geopolitical swings, and concerns about rising U.S. protectionism. The greenback began to strengthen late in the period as the 10-year U.S. Treasury yield broke through 3%; but for the full six months ended April 30, the dollar declined almost 4% against the euro, British pound, and Japanese yen. The rise in other currencies boosted returns for U.S. investors in overseas markets.

Emerging markets, supported by good earnings growth, proved resilient for much of the period and outperformed their developed peers over the last six months. Oil exporters and other commodity producers benefited from rising prices, and improving fiscal conditions lowered borrowing costs in a number of emerging economies. The month of April proved tougher for emerging markets, though, as U.S. yields and the dollar began to rise.

Notably, the shift in market sentiment beginning in February did not correspond to a widespread deterioration in economic conditions or corporate fundamentals. Indeed, corporate profit growth accelerated across many markets, and the world’s major economies continued to expand in sync for the first time in several years. Market strength in the first three months of the period was largely based on the expectation of this improvement; conversely, weakness in the back half of the period appears to have largely reflected growing skepticism about whether this pace of improvement is sustainable.

Time will tell if the recent turbulence was signaling trouble ahead or if the market was simply consolidating the strong gains over the past several years before moving higher. Among the developments we will be watching closely are election results in the U.S., Europe, and elsewhere, and whether a continuing populist backlash results in a wave of protectionism. On the economic front, the possibility that inflation finally takes hold in developed markets and how consumers and businesses adjust to an end of extreme monetary accommodation will help determine if growth can sustain its momentum. In historical terms, equity and bond valuations remain generally elevated, posing the risk that asset prices won’t keep pace with improving fundamentals over the short term.

Many investors have been asking our view on the recent return to more normal levels of market volatility. It’s important to underscore that volatility, while sometimes unsettling, can be the friend of long-term, patient investors. More volatility can benefit active management, and I am confident that our dedicated, worldwide team of investment professionals are taking advantage of this period to discover new opportunities. Moreover, I have no doubt that your fund’s experienced manager will continue to make the best use of those insights, putting the long-term interests of our shareholders above the short-term instincts that too often drive markets.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

FUND COMMENTARY

Q: How did the fund perform in the past six months?

Your fund returned 18.37% in the six-month period ended April 30, 2018. As shown in the Performance Comparison table, the fund outperformed its new benchmark, the MSCI Arabian Markets & Africa 10/40 Investable Market Index (IMI), and its old benchmark, the S&P Emerging/Frontier ME & Africa BMI ex IL. We believe that the MSCI index, which became the fund’s new benchmark as of January 1, 2018, is a better reflection of the fund’s investment universe and strategy.

Q: What factors influenced the fund’s performance?

The fund outperformed due to favorable stock selection, primarily in South Africa. The South African market rose about 12.5%, but our holdings delivered stronger performance. We had correctly anticipated that a change in the country’s leadership would lift investor sentiment toward South African assets—particularly domestic ones—and could pave the way for much-needed reforms. Financial companies Barclays Africa, Capitec Bank Holdings, and FirstRand were among our top contributors. Our stock selection in the United Arab Emirates (UAE) contributed to a lesser extent, but our holdings outperformed the broad UAE market, especially First Abu Dhabi Bank. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our country allocations in aggregate had a slight negative impact on relative performance. Overweighting Egypt was a plus, given the market’s 12% gain. The Egyptian economy is still recovering from a massive currency devaluation in late 2016, but inflation has been declining, enabling the central bank to start reducing interest rates. Holdings such as Commercial International Bank Egypt, cable and electrical products maker Elsewedy Electric, and Integrated Diagnostics Holdings did well. However, our overweight to the UAE market, which dropped 7%, limited our gains. The introduction of a value-added tax at the beginning of 2018 is impacting some corporate earnings and parts of the economy. Nevertheless, we continue to like the UAE’s diversified economy and its status as a tourism destination and transportation hub.

Q: How is the fund positioned?

As of April 30, South Africa represented about 40% of assets. We are heavily invested in financials: The banking system is well developed, and banks appear poised to benefit from the improving economic and consumer outlook. We are also emphasizing consumer-oriented companies, though as shares rallied in recent months, we trimmed some positions into strength. That was true of specialty retailer Mr Price, which sells apparel, furniture, and housewares and was a top contributor.

Elsewhere in sub-Saharan Africa, our main allocations are Nigeria and Kenya. We increased our Nigerian exposure to 5% of assets. The fragile recovery is gaining strength, helped by rising oil prices. A new NAFEX exchange rate is functioning well and has eliminated the black market exchange rate—a plus for the banks, as it reduces solvency and liquidity pressures. However, we would still like to see a single, free-floating, official exchange rate. We have been adding to Guaranty Trust Bank, a high-quality bank, and FBN Holdings, whose balance sheet improvements should lead to better earnings. In Kenya, we maintained a stake in Equity Group Holdings, which is well positioned to benefit from a possible repeal of the 2016 law establishing interest rate caps. We also continued to like Safaricom, whose mobile banking services are widely used. During our reporting period, we purchased Centum Investment, an investment company with an interesting collection of assets in East Africa.

In Egypt, we had close to 7% of assets—an overweight to take advantage of the country’s improving outlook. Following the 2016 devaluation, we had emphasized export-related companies, such as fertilizer maker OCI and certain financial companies. Now, we are starting to focus on domestic-oriented firms with improving prospects, such as snack food company Edita Food Industries, a new holding. Following the devaluation, a surge in food prices weighed on demand, but after a short period of declining volumes, consumers adjusted to the new prices and demand increased. Earnings are currently growing rapidly, and the company is beginning to make its products available in Morocco.

In the Middle East, we had sizable exposure to Saudi Arabia (22% of assets) and the UAE (10%) and a smaller allocation to Kuwait (4%). In Saudi Arabia, we like some of the banks, given increased government spending, which should help the country’s credit growth trajectory. We added Al Rajhi Bank to the fund and maintained positions in Samba Financial and Saudi British Bank, both of which were strong contributors. With the currency linked to the U.S. dollar, rising U.S. interest rates mean rising Saudi rates and potentially more profitable lending for Saudi banks.

In the UAE, we materially reduced our exposure by trimming allocations to core positions, such as global ports operator DP World and Emaar Properties. This was done to fund purchases in South Africa and Nigeria, where we perceived improving risk/reward trade-offs. We also reduced our Aramex stake. While we liked the company’s valuation versus its peers and its exposure to organic growth across the Middle East, we felt that much of our thesis has played out.

In Kuwait, we are turning more optimistic amid signs that some economic stresses are dissipating. We own university operator Human Soft Holding, which is benefiting from more students studying locally versus overseas, and National Bank of Kuwait, the country’s largest bank, which was one of our top contributors.

Q: What is portfolio management’s outlook?

African and Middle Eastern markets have been bolstered by a recovery in regional growth and meaningful improvements in certain countries. The rebound in oil prices has provided some fiscal breathing room to oil exporters, especially Nigeria, but we are encouraged that governments and policymakers have been adapting to a lower price environment and, in some cases, seeking to reduce reliance on exports. Of course, oil is just one part of the picture. Our robust outlook for the region is driven by rising urbanization and infrastructure investment and attractive demographics, as well as a strong asset base in natural resources.

In Saudi Arabia, investors are closely watching Crown Prince Mohammad bin Salman’s consolidation of power and the enactment of his plan to diversify the kingdom’s economy away from oil. In Kuwait, we are encouraged by the steadying of bank balance sheets and the government’s pursuit of much-needed infrastructure projects. As for the UAE, our outlook is still bullish, especially regarding the banks, whose earnings are benefiting from sector trends, with some support from higher oil prices. More widely, the macro backdrop is quite positive.

After being plagued by drought and economic stagnation, 2018 could be the year that Africa returns to focus for all the right reasons. With Jacob Zuma’s resignation, we are hopeful for a major reversal of fortune in the coming years under the stewardship of South Africa’s new president, Cyril Ramaphosa. As the backdrop in South Africa improves, it should have a positive effect on neighboring African countries. In Kenya, the most important development to watch for is a lifting of interest rate caps that have prompted banks to withdraw credit from the economy. Nigeria should return to positive growth this year, helped by a better functioning exchange rate system and higher oil prices.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE INSTITUTIONAL AFRICA & MIDDLE EAST FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and less mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets. Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Because the fund concentrates its investments in a particular geographic region, the fund’s performance is closely tied to the social, political, and economic conditions within that region. Political developments and changes in regulatory, tax, or economic policy in particular countries within the region could significantly affect the markets in those countries as well as the entire region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

These are some of the principal risks of investing in this fund. For a more thorough discussion of risks, please see the fund’s prospectus.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

GROWTH OF $1 MILLION

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 4/30/18	Year Ended 10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
NET ASSET VALUE						
Beginning of period	$ 6.03	$ 5.42	$ 6.04	$ 8.12	$ 6.77	$ 5.65
Investment activities						
Net investment income[1]	0.08	0.11	0.15	0.12	0.12	0.12
Net realized and unrealized gain / loss	1.02	0.62	(0.40)	(1.54)	1.41	1.17
Total from investment activities	1.10	0.73	(0.25)	(1.42)	1.53	1.29
Distributions						
Net investment income	(0.09)	(0.12)	(0.14)	(0.12)	(0.11)	(0.12)
Net realized gain	–	–	(0.23)	(0.54)	(0.07)	(0.05)
Total distributions	(0.09)	(0.12)	(0.37)	(0.66)	(0.18)	(0.17)
NET ASSET VALUE						
End of period	**$ 7.04**	**$ 6.03**	**$ 5.42**	**$ 6.04**	**$ 8.12**	**$ 6.77**

Ratios/Supplemental Data

	6 Months Ended 4/30/18	Year Ended 10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Total return[2]	**18.37%**	**13.77%**	**(3.82)%**	**(18.02)%**	**23.15%**	**23.44%**
Ratio of total expenses to average net assets	1.18%[3]	1.21%	1.21%	1.19%	1.20%	1.25%
Ratio of net investment income to average net assets	2.49%[3]	1.88%	2.78%	1.67%	1.58%	1.88%
Portfolio turnover rate	24.5%	55.7%	74.9%	60.3%	57.8%	52.2%
Net assets, end of period (in thousands)	$ 198,814	$ 174,744	$ 173,583	$ 158,868	$ 245,264	$ 191,328

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

(Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2018. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$ —	$ —	$ 4
Totals	$ —#	$ —	$ 4+

Supplementary Investment Schedule

Affiliate	Value 10/31/17	Purchase Cost	Sales Cost	Value 4/30/18
T. Rowe Price Government Reserve Fund	$ 2	¤	¤	$ 1,435
				$ 1,435^

\# Capital gain/loss distributions from mutual funds represented $0 of the net realized gain (loss).

\+ Investment income comprised $4 of dividend income and $0 of interest income.

¤ Purchase and sale information not shown for cash management funds.

^ The cost basis of investments in affiliated companies was $1,435.

The accompanying notes are an integral part of these financial statements.

(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $159,554)	$	196,008
Receivable for investment securities sold		1,300
Foreign currency (cost $1,105)		1,089
Dividends receivable		545
Cash		379
Other assets		460
Total assets		199,781
Liabilities		
Payable for investment securities purchased		320
Investment management fees payable		166
Due to affiliates		7
Other liabilities		474
Total liabilities		967
NET ASSETS	**$**	**198,814**
Net Assets Consist of:		
Undistributed net investment income	$	2,000
Accumulated undistributed net realized gain		1,034
Net unrealized gain		36,435
Paid-in capital applicable to 28,224,378 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		159,345
NET ASSETS	**$**	**198,814**
NET ASSET VALUE PER SHARE	**$**	**7.04**

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($000s)

		6 Months Ended 4/30/18
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $292)	$	3,566
Interest		1
Total income		3,567
Expenses		
Investment management		973
Shareholder servicing		1
Prospectus and shareholder reports		5
Custody and accounting		99
Registration		13
Legal and audit		18
Interest expense		57
Miscellaneous		7
Total expenses		1,173
Net investment income		2,394
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		15,921
Foreign currency transactions		(132)
Net realized gain		15,789
Change in net unrealized gain / loss		
Securities		14,106
Other assets and liabilities denominated in foreign currencies		(16)
Change in net unrealized gain / loss		14,090
Net realized and unrealized gain / loss		29,879
INCREASE IN NET ASSETS FROM OPERATIONS	$	32,273

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 4/30/18	Year Ended 10/31/17
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 2,394	$ 3,246
Net realized gain	15,789	17,161
Change in net unrealized gain / loss	14,090	1,359
Increase in net assets from operations	32,273	21,766
Distributions to shareholders		
Net investment income	(2,609)	(3,857)
Capital share transactions*		
Shares sold	-	9,197
Distributions reinvested	2,606	3,559
Shares redeemed	(8,200)	(29,504)
Decrease in net assets from capital share transactions	(5,594)	(16,748)
Net Assets		
Increase during period	24,070	1,161
Beginning of period	174,744	173,583
End of period	**$ 198,814**	**$ 174,744**
Undistributed net investment income	2,000	2,215

*Share information		
Shares sold	-	1,522
Distributions reinvested	402	670
Shares redeemed	(1,178)	(5,231)
Decrease in shares outstanding	(776)	(3,039)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2018:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2018.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 59% of the fund’s net assets were invested in emerging markets and 36% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $47,509,000 and $59,231,000, respectively, for the six months ended April 30, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2017, the fund had $14,402,000 of available capital loss carryforwards, which expire as follows: $13,535,000 in fiscal 2019; $867,000 have no expiration. Further, $4,270,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

At April 30, 2018, the cost of investments for federal income tax purposes was $159,938,000. Net unrealized gain aggregated $36,051,000 at period-end, of which $39,305,000 related to appreciated investments and $3,254,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2018, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 1.00% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many other T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because the primary investment resources utilized to manage the fund are shared with other actively managed funds. The fund’s shareholders also benefit from potential economies of scale through a decline in certain operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund provided for a reasonable sharing of benefits from any economies of scale and that the advisory fee structure continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the third quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	June 15, 2018